Exhibit 10.40

AVIALL SERVICES, INC.

And

ROLLS-ROYCE CORPORATION

Amendment No. 1 to Distribution Services Agreement

THIS AMENDMENT, effective as of the 29th day of August, 2000, by and between Rolls-Royce Corporation, formerly known as Allison Engine Co. d/b/a Rolls-Royce Allison, (hereinafter, ROLLS-ROYCE) with offices located at 2001 South Tibbs Avenue, Indianapolis, Indiana 46241, and a mailing address of P.O. Box 420, Indianapolis, IN 46206, and Aviall Services, Inc. (hereinafter, AVIALL) 2075 Diplomat Drive, Dallas, Texas 75234-8999, provides Terms and Conditions for the first amendment (hereinafter “Amendment No. 1”) to the Distribution Services Agreement for Model 250 products dated November 3, 1999 (hereinafter the “Agreement”). This Amendment No. 1 applies to the Series II Compressor Case Exchange Program only.

ARTICLE I

DEFINITIONS

Core: The part defined as the Series II (non-R) compressor case assembly. It consists of two halves and is a serialized part. Both halves must have the same serial and part number. Part numbers that qualify for the Rolls-Royce Compressor Case Exchange program as: P/N 6877410 and P/N 23057142 and subsequent part numbers.

Core charge: An invoiced amount that covers the cost of a compressor case core replacement. The core charge is issued by Aviall to the compressor case exchange customer at the same time as an invoice is issued for the exchange part.

Discount: Rolls-Royce’s reduction from the published retail price of the compressor case half set.

Detail parts: Rolls-Royce Model 250 parts supplied to the Rolls-Royce approved vendor for the purpose of embodiment into an overhauled part for an exchange program.

End user: The owner or operator of a Model 250 engine.

Exchange Program: The program described in Article II.

Product: The overhauled compressor case half set for the Series II (non-R) Model 250 engine.

Vendor: A Rolls-Royce Authorized Company that is contracted by the Rolls-Royce Helicopter Business to supply repair and overhaul services for specific Model 250 parts.

ARTICLE II

EXCHANGE PROGRAM

This Amendment No. 1 establishes a program for the exchange of refurbished series II (non-R) compressor case half sets.

Rolls-Royce shall perform the following functions in support of the program:

1.	Contract with approved Vendor to supply the overhauled compressor case halves to Aviall;

2.	Name Standard Aero Canada as the sole source approved Vendor until December 31, 2002;

3.	Issue Purchase Orders to Standard Aero Canada for compressor case overhauls to be performed according to the Rolls-Royce Overhaul Procedure;

4.	Supply detail parts directly to the approved Vendor from Rolls-Royce Indianapolis facility;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

5.	Supply and own, with the approved Vendor, all cores supplied to the Rolls-Royce exchange program;

6.	Amend the Distribution Services Agreement dated November 3, 1999, to include this program and a discount structure specifically for the compressor case exchange program;

7.	Sell all compressor case exchanges directly to Aviall;

8.	Cause Standard Aero Canada to perform the following functions in support of the program:

•	Perform overhaul of the Series II compressor case halves in accordance with the applicable Rolls-Royce Overhaul Procedure;

•	Order compressor case vanes directly from Rolls-Royce Indianapolis;

•	Ship all program overhauled compressor cases to Aviall with proper airworthiness documentation and notify Rolls-Royce to originate invoice from Rolls-Royce to Aviall;

•	Provide a written workscope to Aviall and Rolls-Royce within five working days of receipt of each compressor case core returned to Standard Aero;

•	Include with each exchanged unit to Aviall:

—	Return shipping label;

—	Detail return part sheet checklist;

—	Compressor Case airworthiness documentation.

Aviall will perform the following functions in support of the exchange program:

1.	Issue Purchase Orders for product to Rolls-Royce;

2.	Release marketing brochures to support the program;

3.	Sell the product;

4.	Invoice the customer;

5.	Issue the core charge to the customer concurrent with the invoice;

6.	Track the core through the Aviall inventory control system;

7.	Send the core back to Standard Aero Canada from Aviall locations or customer direct;

8.	Delete the core charge upon its return to Standard Aero Canada;

9.	Issue credit to adjust the List Price to customer based on workscope issued from Standard Aero Canada;

10.	Aviall and Rolls-Royce shall maintain a continuous monthly order board requirement for the six part numbers for the Model 250 Series II (non-R) compressor case vane bands. If the production of compressor vane band assemblies does not meet the combined order board requirements of Aviall and Rolls-Royce, then the number of vanes actually produced (per part number) in arrears shall be computed as a percent of the actual order board in place for each company. The available parts shall then be allocated between Aviall and Rolls-Royce consistent with this percentage. This percentage allocation shall remain in effect until such time as the production levels are at least equal to the combined order board.

ARTICLE III

DISCOUNT AND SALVAGE VALUE

Rolls-Royce will supply the Product to Aviall at a discount of *** off the published retail list price. Rolls-Royce reserves the right to change the retail price of the Product from time to time, in accordance with the Agreement. The parties agree that the salvage value for each repairable or acceptable core shall be fixed at $*** for the remainder of 2000 and adjusted annually thereafter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

ARTICLE IV

COMPRESSOR CASE EXCHANGE LIST PRICE

The Year 2000 Retail List Price is as follows:

	Repairs	Core Charge
Plastic only:	$***	$***
1-4 vane replacements	$***	$***
5-8 vane replacements	$***	$***
9-12 vane replacements	$***	$***

Note: Standard Aero will determine the work scope based upon the condition of the core. Its determination will be considered final and will determine the price to the customer.

ARTICLE V

TERM

This Amendment No. 1 shall remain in full force and effect until such time as the Agreement is terminated or expires.

ARTICLE V

ENTIRE AGREEMENT

This Amendment No. 1 constitutes the entire agreement between the parties as to the Series II Compressor Case Half Sets Exchange Program. This Amendment No. 1 may not be modified except by another written amendment signed by the authorized representatives of both parties. This Amendment No. 1 incorporates all the terms of the Rolls-Royce Aviall Distribution Services Agreement and its amendments, except as amended herein.

AVIALL SERVICES, INC.		ROLLS-ROYCE CORPORATION (formerly, Allison Engine Co. d/b/a Rolls-Royce Allison)

By:	/s/ F. Charles Elkins	By:	/s/ Gregory A. Young

Printed name:	F. Charles Elkins	Printed name:	Gregory A. Young

Title	Director, Marketing & Supplier Services	Title:	Contracts Administrator

Date:	21 Sept. 00	Date:	21 Sept. 00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

AVIALL SERVICES INC.

AND

ROLLS-ROYCE CORPORATION

Amendment No. 2 to Distribution Services Agreement

This Amendment No. 2 (hereinafter “Amendment No. 2”) to the Distribution Services Agreement dated November 3, 1999 (hereinafter the “Agreement”), effective August 29, 2000, is between ROLLS-ROYCE CORPORATION, formerly known as Allison Engine Co. d/b/a Rolls-Royce Allison, having an office at 2001 South Tibbs Avenue, Indianapolis, Indiana 46241, (hereinafter “ROLLS-ROYCE”) and, AVIALL SERVICES, INC., having an office at 2075 Diplomat Drive, Dallas, Texas 75234-8999, (hereinafter “AVIALL”).

WHEREAS, ROLLS-ROYCE and AVIALL have entered into the Agreement dated November 3, 1999 and the first amendment to the Agreement on August 29, 2000 (hereinafter “Amendment No. 1”) and desire to enter into a second amendment of the Agreement regarding Aviall’s advertising requirements (hereinafter Amendment No. 2”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

1.	The provisions of this Amendment No. 2 are intended to be binding on both parties.

2.	The term “rotable” means any Rolls-Royce 250 engine part or component that can be removed, repaired and reinstalled for purposes of the Exchange Program referred to in Amendment No.1 or the Agreement.

3.	The Agreement, specifically, paragraph 3(j)(1), is amended to decrease the advertisement requirement by $*** annually in compensation for personnel which are required by AVIALL to manage the ROLLS-ROYCE “rotable” programs for the remainder of the term of the Agreement. The term “compensation” includes salary, benefits, and travel that will be required for AVIALL personnel to manage the current and future ROLLS-ROYCE A250 engine “rotable” component programs. This reduced advertising budget will be increased annually at ***% (*** percent) to adjust for inflation and personnel raises. This change will be prorated for the first year.

4.	This Amendment No. 2 shall remain in full force and effect until such time as the Agreement is terminated or expires.

5.	This Amendment No. 2 constitutes the entire agreement between the parties as to compensation changes for management of the Rolls-Royce “rotable” component programs. This Amendment No. 2 may not be modified except by another written amendment signed by the authorized representatives of both parties. This Amendment No. 2 incorporates all the terms of the Agreement and its amendments, except as amended herein.

ROLLS-ROYCE CORPORATION		AVIALL SERVICES, INC.

Signed:	/s/ F. Charles Elkins	Signed:	/s/ Gregory A. Young

Name:	F. Charles Elkins	Name:	Gregory A. Young

Title	Director, Marketing & Supplier Services	Title:	Contracts Administrator

Date:	21 Sept. 00	Date:	21 Sept. 00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

AVIALL SERVICES INC.

AND

ROLLS-ROYCE CORPORATION

Amendment No. 3 to Distribution Services Agreement

This Amendment No. 3 (hereinafter “Amendment No. 3”) to the Distribution Services Agreement dated November 3, 1999 (hereinafter the “Agreement”), effective August 29, 2000, is between ROLLS-ROYCE CORPORATION, formerly known as Allison Engine Co. d/b/a Rolls-Royce Allison, having an office at 2001 South Tibbs Avenue, Indianapolis, Indiana 46241, (hereinafter “ROLLS-ROYCE”) and, AVIALL SERVICES, INC., having an office at 2075 Diplomat Drive, Dallas, Texas 75234-8999, (hereinafter “AVIALL”).

WHEREAS ROLLS-ROYCE and AVIALL have entered into the Agreement dated November 3, 1999, and Amendment No. 1 to the Agreement on August 29, 2000 and Amendment No. 2 to the Agreement on August 23, 2000 (hereinafter “Amendments”) now desire to enter into Amendment No. 3 of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed that the Agreement will be amended as follows:

A.	Article 3. The Distributor’s Obligations.

Change (j) (i) by adding: “less amounts agreed to in writing by both parties for any Distributor or Company requested program to be funded by Distributor.”

B.	Article 5. Term of Sale (a) (2):

Change from *** days to *** days

C.	Article 11.07. Company Competitor:

Change (c) from Allied Signal Corporation to Honeywell International, Inc.

D.	Exhibit N:

Change Service Standards for Company (c) from *** to ***

E.	Exhibit O:

(a) Change from ***

Change to ***

(b) Change Example 1 from ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

Change Example 1 to ***

F.	This Amendment No. 3 may not be modified except by another written amendment signed by the authorized representatives of both parties. This Amendment No. 3 incorporates all the terms of the Agreement and its amendments, except as amended herein.

IN WITNESS THEREOF, ROLLS-ROYCE and AVIALL have caused this Amendment No. 3 to be executed in duplication (each of which duplicates shall be deemed to be an original) by their duly authorized representatives as of the day and year last written below.

ROLLS-ROYCE CORPORATION		AVIALL SERVICES, INC.

Signed:	/s/ Gregory A. Young	Signed:	/s/ CM Kienzle

Name:	Gregory A. Young	Name:	Charles M. Kienzle

Title:	Commercial Manager	Title:	SVP Operations

Date:	14 June 01	Date:	07 June 01

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

AVIALL SERVICES INC.

AND

ROLLS-ROYCE CORPORATION

Amendment No. 4 to Distribution Services Agreement

This Amendment No. 4 (hereinafter “Amendment No. 4”) to the Distribution Services Agreement dated November 3, 1999 (hereinafter the “Agreement”), effective May 31, 2002 is between Rolls-Royce Corporation, formerly known as Allison Engine Co. d/b/a Rolls-Royce Allison, having an office at 2001 South Tibbs Avenue, Indianapolis, Indiana 46241, (hereinafter “ROLLS-ROYCE”) and, Aviall Services, Inc., having an office at 2750 Regent Blvd., DFW International Airport, Texas 75261, (hereinafter “AVIALL”).

WHEREAS, ROLLS-ROYCE and AVIALL have entered into the Agreement dated November 3, 1999, the first amendment to the Agreement on August 29, 2000 (hereinafter “Amendment No. 1”) and the second amendment to the Agreement on September 21, 2000 (hereinafter “Amendment No. 2”), the third amendment to the Agreement on June 7, 2001 (hereinafter “Amendment No. 3”) and desire to enter into a third amendment of the Agreement for the sale and promotion of electronic publications (hereinafter “Amendment No. 4”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

1)	The provisions of this Amendment No. 4 are intended to be binding on both parties.

2)	The terms “Electronic Publications” and “ePubs” shall refer to computer-based versions of ROLLS-ROYCE’s paper-based operator manuals, overhaul and maintenance manuals, customer service letters, and all other technical bulletins.

3)	AVIALL will sell ROLLS-ROYCE’s electronic publications at the prices set forth in Exhibit A of this Amendment No. 4. On a quarterly basis, and within thirty (30) days of the end of each quarter, AVIALL will remit to ROLLS-ROYCE payment for ePubs sales equal to ***% of AVIALL’s sales price for all ePubs sold during the previous quarter, less all applicable taxes, customer returns and credits.

4)	AVIALL will perform the following services regarding the sale of ePubs:

a.	Make reasonable efforts to convert customers from paper publications to Electronic Publications, through phone, fax, and email.

b.	Distribute flyers and brochures, and incorporating some marketing language on the aviall.com website.

c.	Carry the credit risk for the sale of ePubs.

d.	Provide an Information Technology point of contact who will manage all issues related to the aviall.com interface for the ePubs web-based solution.

e.	Provide technical support to the customer on the use and operation of the ePubs product.

5)	Should the parties in this amendment decide that additional activities are required by ROLLS-ROYCE, including but not limited to a dedicated and coordinated

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

outside selling effort, dedicated representation of the ePubs product at tradeshows, and/or a schedule of press releases and sales force training activity, this amendment shall be revised.

6)	ROLLS-ROYCE, at its own expense, will develop and offer a reasonable amount of training and technical assistance to AVIALL’s technical publications sales team such that they can competently answer the customers’ technical questions related to the use and operation of the ePubs software; provided, however, that ROLLS-ROYCE will have no obligation to pay travel and entertainment expenses for any of AVIALL’s employees undertaking such training.

7)	ROLLS-ROYCE will also be required to provide, at no cost to AVIALL, a sufficient quantity of marketing materials (brochures, giveaways, product demonstration CD’s). The cost of shipment of such materials will be born by ROLLS-ROYCE.

8)	This Amendment No. 4 shall remain in full force and effect until such time as the Agreement is terminated or expires.

9)	This Amendment No. 4 constitutes the entire agreement between the parties as to the price structure for Electronic Publications. This Amendment No. 4 may not be modified except by another written amendment signed by the authorized representatives of both parties. This Amendment No. 4 incorporates all the terms of the Agreement and its amendments, except as amended herein.

ROLLS-ROYCE CORPORATION		AVIALL SERVICES, INC.

Signed:	/s/ Gregory A. Young	Signed:	/s/ F. Charles Elkins

Name:	Gregory A. Young	Name:	F. Charles Elkins

Title:	Contracts Manager	Title:	Director, Marketing

Date:	25 Nov. 02	Date:	12 Nov. 02

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.